UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

MGN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of incorporation)

000-50919

(Commission File Number)

N/A

(IRS Employer Identification No.)

314-837 West Hastings Street, Vancouver, British Columbia, Canada V6C 3N6

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604)-642-6410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors’ Appointment of Principal Officers.

MGN Technologies, Inc. (the “Company”), doing business as Mobile Gaming Now, announced that Mark Jensen has assumed the titles of CEO and President of the Company effective as of December 30, 2005.

In conjunction with Mr. Jensen’s appointment as the CEO and President of the Company, the Company also announced the resignation of Ms. Alessandra Bordon as the Company’s CEO and President. Ms. Bordon will remain with the Company as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGN TECHNOLOGIES, INC.

By:	/s/ Mark Jensen
Mark Jensen
Title:	President and Chief Executive Office
Date:	December 30, 2005